                                                                    Exhibit 10.2

                                                                  Execution Copy

                            REGISTRATION AGREEMENT
                            ----------------------

          THIS REGISTRATION AGREEMENT (this "Agreement") is made as of September
                                             ---------
16, 1998, by and among Pac-West Telecomm, Inc., a California corporation (the "Company"), John K. La Rue ("La Rue"), Bay Alarm Company, a California
 -------                     ------
corporation ("Bay Alarm," and collectively with La Rue, the "Existing
              --- -----                                      --------
Shareholders"), each of the Persons listed on the Schedule of New Investors
------------                                      -------------------------
attached hereto (the "New Investors") and each of the individuals listed on the
                      -------------
Schedule of Executives attached hereto (the "Executives"). The Existing
----------------------                       ----------
Shareholders the New Investors are collectively referred to herein as the "Investors" and individually as an "Investor." Unless otherwise indicated
 ---------                          --------
herein, capitalized terms used herein are defined in paragraph 9 hereof.

          WHEREAS, the Existing Shareholders hold shares of the Company's Class A Participating Preferred Stock, par value $.01 per share (the "Preferred
                                                                ---------
Stock"), and shares of the Common Stock, par value $.01 per share (the "Common
                                                                        ------
Stock");
-----

          WHEREAS, the New Investors received shares of the Company's Preferred Stock and Common Stock pursuant to a merger agreement among the Company, the Existing Shareholders and PWT Acquisition Corp., dated as of June 30, 1998 (as the same may be amended and modified from time to time in accordance with its terms, the "Merger Agreement") and shares of the Company's Common Stock pursuant
            ----------------
to a Stock Purchase Agreement, dated as of the date hereof, between the Company and certain of the New Investors (as the same may be amended and modified from time to time in accordance with its terms, the "Purchase Agreement");
                                                ------------------

          WHEREAS, the Company and certain of the Executives are parties to executive agreements, stock purchase agreements and/or stock option agreements, pursuant to which such Executives purchased shares of the Company's Common Stock or received stock options to purchase shares of the Company's Common Stock;

          WHEREAS, in order to induce PWT Acquisition Corp. to enter into the Merger Agreement the Company has agreed to provide the registration rights set forth in this Agreement and the execution and delivery of this Agreement is a condition to the closing under the Merger Agreement (the "Closing").

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

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          1.   Rights Offering.
               ---------------

          (a)  Rights.
               ------

               (i) In consideration of Acquisition's entering into the Merger Agreement the Company shall, upon receipt of the Rights Offering Notice (as defined below), grant to the holders of common stock of Safeguard Scientifics, Inc. rights (the "Rights") to purchase from the Company such
                                    ------
     number of shares of Common Stock as determined by the Company's board of directors (the "Board"), up to a maximum of one-third of the sum of (1) all issued shares of Common Stock and (2) all shares of Common Stock subject to issuance pursuant to options, warrants or other agreements, instruments or understandings all as of the effective date of the registration statement. The Rights shall be issued in an offering (the "Rights Offering") pursuant
                                                     ---------------
     to a registration statement under the Securities Act shall be exercisable for a period of not greater than 45 days after the commencement of the Rights Offering and shall be transferable by the holder thereof during that period. The Company shall engage an investment banking firm selected by the Board, which firm shall underwrite, on a standby, firm commitment basis, any portion of the offered Common Stock not purchased through the exercise of Rights. The Company shall also engage legal counsel selected by the Board, which counsel shall represent the Company in connection with the conduct of the Rights Offering.

               (ii) Safeguard may request, subject to the approval of the Board. The initiation of the Rights Offering by giving written notice to the Company (a "Rights Offering Notice") at any time during the Rights
                     ----------------------
     Exclusivity Period (as hereinafter defined). The exercise price of the Rights shall be determined by negotiation among the Company. The underwriters and the selling stockholders, if any; provided that in the
                                                        --------------
     event the equity value of the Company immediately prior to the Rights Offering (based upon the exercise price of the Rights in such offering) is less than $100 million, then in such event, the Company shall not initiate a Rights Offering unless such Rights Offering is approved by each of the Investor Directors (as defined in the Shareholders Agreement). The obligations of the Company pursuant to this Section 1 shall commence as of the Closing and expire on the third anniversary of the Closing (such period, the "Rights Exclusivity Period") unless a registration statement
                  -------------------------
     relating the Rights Offering has been filed with the Commission by such date, in which case the Rights shall not expire until 150 days after the date such filing was made.

               (iii) The Company agrees that it will not undertake any registration of any of its securities under the Securities Act or the Exchange Act other than pursuant to the paragraph 1 prior to the earlier of the expiration of the Rights Exclusivity Period or the completion of a Rights Offering, except with the consent of each of the Investor Directors.

          (b)  Services. Each Qualified Holder shall diligently and in a timely
               --------
fashion assist the Company in structuring the Rights Offering, in preparing the necessary registration statement and related disclosure documentation, in clearing the Rights Offering with the Commission and applicable state securities commissions and shall provide such other services and assistance in connection with the Rights Offering as the Company shall reasonably request;

provided that nothing contained herein shall require any Qualified Holder to
--------------
provide to the Company any services or assistance which would require any of them to register as broker-dealers under Section 15 of the Exchange Act, or as an investment adviser under the Investment Advisor Act of 1940, as amended.

          (c)  Stock Split. After the Board has approved the commencement of the
               -----------
Rights Offering, the Company shall, prior to the filing of such registration statement as provided hereinafter (or at such earlier date as agreed to by the Company and Safeguard), take all such actions as shall be necessary to cause a split of its authorized Common Stock in such ratio as Safeguard shall determine. All references to share amounts in this Agreement other than as specifically noted shall be deemed to refer to share amounts prior to such split.

          (d)  Use of Proceeds. The Company shall apply all proceeds of the
               ---------------
Rights Offering first to the payment of the expenses of the Rights Offering, and thereafter to general working capital purposes or such other purposes as determined by the Company's board of directors and as shall be described in the prospectus relating to the Rights Offering.

          (e)  Termination. The provisions of this paragraph 1 shall terminate
               -----------
and be of no further force and effect at such time as Safeguard and its Permitted Transferees: (as defined in the Shareholders Agreement) shall hold less than 25% of the Investor Registrable Securities held by Safeguard as of the Closing.

          2.   Demand Registrations.
               --------------------

          (a)  Requests for Registration. After the earlier to occur of (i) 180
               -------------------------
days after the consummation of the Rights Offering and (ii) the expiration of the Rights Exclusivity Period, any of (i) the Safeguard Holders, (ii) the SCP Holders, (iii) the TL Holders or (iv) the Blair Holders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or
                                                    -----------------------
Form S-2 or S-3 or any similar short-form registration ("Short-Form
                                                         ----------
Registrations"), if available. All registrations requested pursuant to this
-------------
paragraph 2(a) are referred to herein as "Demand Registrations." Each request
                                          --------------------
for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice of such requested registration to all holders of Registrable Securities (collectively, "Holders")
                                                                      -------
and, subject to paragraph 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b)  Long-Form Registrations. The (i) Safeguard Holders, (ii) the SCP
               -----------------------
Holders, (iii) the TL Holders and (iv) the Blair Holders shall each be entitled to request one Long-Form Registration in which the Company shall pay all Registration Expenses (".Company-paid Long-Form Registrations"); provided that
                                      -----------------------    -------- ----
the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $25 million if the registration is the Company's initial registered public offering and at least $5 million in all other Long-Form

Registrations. A registration shall not count as one of the permitted Company-paid Long-Form Registrations until it has become effective, and neither the last nor any subsequent Company paid Long-Form Registration shall count as one of the permitted Company-paid Long-Form Registration unless the holders of Investor Registrable Securities are able to register and sell at least 90% of the Investor Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in
-------- ----
connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registration hereunder. All Long-Form Registrations shall be underwritten registrations.

          (c)  Short-Form Registrations. In addition to the Long-Form
               ------------------------
Registration provided pursuant to paragraph 2(b) above, any of the Safeguard Holders, the SCP Holders, the TL Holders or the Blair Holders shall be entitled to request one or more of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate offering value
                               -------- ----
of the Registrable Securities requested to be registered in any Short-Form Registration must equal to at least $1 million. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. The Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective.

          (d)  Priority on Demand Registrations. The Company shall not include
               --------------------------------
in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of Investor Registrable Securities initially requesting such registration, If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and. if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of Investor Registrable Securities initially requesting such registration, the Company shall include in such registration (i) first, the Investor Registrable Securities requested to be included in such
-----
registration, pro rata among the holders of Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder, (ii) second, the Executive Registrable Securities requested to be
             ------
included in such registration, pro rata among the holders of Executive Registrable Securities on the basis of the number of such securities owned by each such holder and (iii) third, any other securities requested to be included
                           -----
in such registration, pro rata among the holders thereof.

          (e)  Expenses. Any Person other than a Holder who participates in
               --------
Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 6 hereof.

          (f)  Selection of Underwriters. The holders of Investor Registrable
               -------------------------
Securities initially requesting a registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Board which shall not be unreasonably withheld.

          (g) Other Registration Rights. Except as provided in this Agreement,
              -------------------------
the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company (whether as a demand registration or piggyback registration), or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of each of the Investor Directors.

          3.  Piggyback Registrations.
              ------------------------

          (a) Right to Piggyback. Whenever the Company proposes to register any
              ------------------
of its securities under the Securities Act (other than pursuant to the Rights Offering, a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the
                                               ----------------------
Company shall give prompt written notice to all Holders of its intention to effect such registration and, subject to paragraphs 3(c) and 3(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the Holders shall
              ------------------
be paid by the Company in all Piggyback Registrations whether or not such registration is consummated.

          (c) Priority on Primary- Registrations. If a Piggyback Registration is
              ----------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the
                                                                    -----
securities the Company proposes to sell, (ii) second, the Investor Registrable
                                              ------
Securities requested to be included in such registration, pro rata among the holders of Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder, (iii) third, the
                                                                 -----
Exclusive Registrable Securities requested to be included in such registration, pro rata among the holders of Executive Registrable Securities on the basis of the number of Executive Registrable Securities owned by each such holder and
(iv) fourth, any other securities requested to be included in such registration,
     ------
pro rata among the holders thereof.

          (d) Priority on Secondary Registrations. If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities (other than the holders of Registrable Securities), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the
                                                                    -----
securities requested to be included therein by the holders requesting such registration and the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and such Investor Registrable Securities on the basis of the number of securities owned by each such holder,

(ii) second, the Executive Registrable Securities requested to be included in
     ------
such registration, pro rata among the holders of Executive Registrable Securities on the basis of the number of Executive Registrable Securities owned by each such holder, and (iii) third, any other securities requested to be
                               -----
included in such registration, pro rata among the holders thereof.

          (e) Withdrawal by the Company. If, at any time after giving written
              -------------------------
notice of an intention to register any of its securities as set forth in paragraph 3(a) and prior to the effective date of such registration statement filed in connection with such registration, the Company's board of directors shall determine in its good faith judgment for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

          4.  Holdback Agreements.
              --------------------

          (a) No Holder shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to the date of any proposed registered public offering of the Company's Common Stock or the Rights as set forth in a written notice delivered to such Holder at least seven days prior to such date (or of which such Holder is otherwise aware at least seven days prior to such date) and the 90-day period beginning on the effective date of the Company's initial public offering of its Common Stock or the Rights under the Securities Act or during the seven days prior to the date of any proposed registered public offering of the Company's Common Stock or the Rights as set forth in a written notice delivered to such Holder at least seven days prior to such date (or of which such Holder is otherwise aware at least seven days prior to such date) and the 90-day period beginning on the effective date of (A) any registered public offering of the Company's Common Stock other than the initial public offering and (B) any underwritten Demand Registration or any underwritten Piggyback Registration in which Registratable Securities are included (except as part of such underwritten registration); provided that any Holder shall be released from
                                 -------- ----
the obligations of this paragraph 4 if the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90-day period beginning on the effective date of the Company's initial public offering of its Common Stock or the Rights under the Securities Act or during the seven days prior to and the 90-day period beginning on the effective date of (A) any registered public offering of the Company's Common Stock other than the initial public offering and (B) any underwritten Demand Registration. or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor or similar form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 2% of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          5.  Registration Procedures.
              -----------------------

          (a) Rights Offering: Upon notice by Safeguard to the Company of its
              ----------------
desire to commence the Rights Offering and the Board's approval of such Rights Offering, the Company shall promptly prepare a Registration Statement to register under the Securities Act, the Rights and the shares of the Common Stock to be acquired upon exercise of the Rights (the "Rights Shares"). The Company
                                                 -------------
covenants that such Registration Statement and the prospectus included therein shall be in form reasonably satisfactory to Safeguard, shall comply in all respects with the Securities Act and the rules and regulations of the Commission promulgated thereunder, and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In connection with such Rights offering, the Company shall:

          (i) use its best efforts to cause such registration statement to be filed with the Commission and to become effective as promptly as practicable;

          (ii) prepare and file with the Commission, promptly upon any Qualified Holder's request, any amendments or supplements to the registration statement or prospectus that, in such Qualified Holder's opinion, may be necessary or advisable in connection with the Rights Offering, subject to the reasonable approval of counsel for the Company;

          (iii) not file any amendment or supplement to the registration statement or prospectus unless (A) it has furnished each Qualified Holder with a copy of such amendment or supplement a reasonable time prior to filing and (B) no Qualified Holder has reasonably objected to such amendment or supplement by notice to the Company;

          (iv) not issue any advertisement, press release, mailing or other solicitation material of which any Qualified Holder reasonably disapproves by prompt written notice to the Company after receiving reasonable notice thereof;

          (v) comply with the Securities Act and the roles and regulations thereunder in connection with the Rights Offering and, until the termination of the Rights Offering, shall use its best efforts to qualify the Rights Shares under the securities laws of all jurisdictions in which qualification is required and there are holders of Safeguard common stock and to continue such qualifications in effect during the exercise period of the Rights;

          (vi) at the time of mailing the prospectus relating to the Rights Offering and at the time of the closing of the Rights Offering, deliver to any Qualified Holder (A) such certificates and documents evidencing compliance with such representations and warranties of the Company as any Qualified Holder shall reasonably request, and (B) such opinions and documents from the Company's counsel and independent accountants as any Qualified Holder may reasonably request thereof as if it were applicable to the Rights Offering, and

          (vii) cause its counsel and auditors and the Company's employees to render such assistance in consummating the Rights Offering, at the Company's expense, as is customary in the consummation by a company of its initial public offering. In addition, in rendering services under this paragraph 5, the holders of a majority of the Investor Registrable Securities may engage special legal counsel, one or more rights, registrar and transfer agents and such other consultants as they may deem necessary or desirable in connection with the Rights Offering. the expense of which shall be paid by the Company in addition to the expenses paid by the Company described in paragraph 6 below. In addition, the holders of majority of the Investor Registrable Securities may require the Company to engage a registered broker-dealer as they may designate, subject to the reasonable approval of the Company. to provide such services in connection with the Rights Offering as such holders may deem reasonably necessary or desirable, including without limitation, to effect XXX underwrite the offering of the Rights or the Rights Shares in states in which applicable state laws require that a registered broker-dealer effect such offering.

          (b)   Generally. Whenever any Holders have requested that any
                ---------
Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any
     -------- ----
     amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

          (ii) notify each Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for period of either (i) not less than six months or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriter, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the prospectus used in connection therewith;

          (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such. registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller (including any underwriter) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided
                                                                       --------
     that the Company shall not be required to (i) qualify generally to do
     ----
     business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered 1o the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including XXXXXX stock split or a combination of shares);

          (ix) make available for inspection by one counsel selected by the holder XX majority of the Investor Registrable Securities included in such registration statement XX underwriter participating in any disposition pursuant to such registration statement and XX attorney, accountant or other agent retained by any such underwriter, all financial and XXX records, pertinent corporate documents and properties of the Company, and XXXX Company's officers, directors, employees and independent accountants to XXXX information reasonably requested by any such attorney, underwriter, or XXXXXXX attorney, accountant or agent in connection with such registration statement (provided XXX the Company may impose reasonable confidentiality restrictions on the recipients XXXX confidential information);

          (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its XXXX holders, as soon as reasonably practicable, an earnings statement covering the period XXX least twelve months beginning with the first day of the Company's first full calendar XXXX after the effective date of the registration statement, which earnings statement shall XXXX the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder;

          (xi) permit any Holder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Holder and its counsel should be included;

          (xii) in the event of the issuance of any stop order suspending the XXXXXX registration statement, or of any order suspending or preventing the use of any XXXX prospectus or suspending the qualification of any Common Stock included in XXXX registration statement for sale in any jurisdiction, the Company shall use its best XXXXXX promptly to obtain the withdrawal of such order;

          (xiii) use its best efforts to cause such Registrable Securities covered by XXXX registration statement to be registered with or approved by such other governmental XXXX or authorities as may be necessary to enable the sellers thereof to consummate the XXXXX of such Registrable Securities;

          (xiv) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily XXXXX by cold comfort letters as the holders of a majority of the Investor Registrable XXXXXX being sold reasonably request; and

          (xv) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten XXXXX offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature (in a form reasonably acceptable to the holder of a majority of the Investor Registrable Securities included in the registration).

          6.   Registration Expenses.
               ----------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions), valuation firms and consultants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the Holders included in such registration for the reason-able fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registerable Securities initially requesting such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such Registration in proportion to the aggregate selling price of the securities to be so registered.

          7.   Indemnification.
               ----------------

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by, or relating XXX any action or proceeding arising out of or based upon, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of XXXX registration statement or prospectus or any amendments or supplements thereto after the

Company has furnished such Holder with a sufficient number of copies of the same. In XXXXXX with an underwritten offering, the Company shall indemnify such underwriters, their officers directors and each Person who controls such underwriters (within the meaning of the Securities to the same extent as provided above with respect to the indemnification of the Holders.

          (b) In connection with any registration statement in which a Holder participating, each such Holder shall furnish to the Company in writing such information XXX affidavits as the Company reasonably requests for use in connection with any such registraXX statement or prospectus and, to the extent permitted by law, shall indemnify the Company, XXX directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from XXX untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission XX alleged omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, but only to the extent that such untrue statement or omission is contained any information or affidavit so furnished in writing by such Holder; provided that the obligation indemnify shall be individual, not joint and
-------- ----
several, for each Holder and shall be limited to the amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to XXX registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification provided that the failure to give prompt notice
                               -------- ----
shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to XXX the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of XX claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this paragraph makes a claim for indemnification pursuant to this paragraph, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this paragraph provides for indemnification, then, in such case, the Company and the Holders will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holders on the other XXX, connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holders on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case, (1) the Holder will not
                       -------- ----
be required to contribute any amount in excess of the lower of the net proceeds received or the net offering price of all such securities offered by such Holder pursuant to such registration statement; and (2) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is i, unavailable for any reason.

          8.   Participation in Underwritten Registrations. No Person may
               -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          9.   Definitions.
               ------------

          "Blair" means William Blair Capital Partners VI, L.P.
           -----

          "Blair Holders" means the holders of a majority of the Blair
           -------------
Registrable Securities.

          "Blair Registrable Securities" means (i) any Common Stock originally
           ----------------------------
held by Blair and (ii) any securities issued or issuable with respect to the securities referred to in clause (i) above , by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Blair Registrable Securities, such securities shall cease to be Blair Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities :t Act (or any similar role then in force) or repurchased by the Company, any Subsidiary or any Executive.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Executive Registrable Securities" means (i) any Common Stock held by
           --------------------------------
the Executives, (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above. As to any particular Executive Registrable Securities, such securities shall cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered Under the Securities Act or sold to the public through a broker, dealer or market maker in compliance Rule 144 under the Securities Act (or any similar role then in force) or repurchased by the Company, any Subsidiary or any Investor.

          "Investor Registrable Securities" means (i) any Common Stock
           -------------------------------
originally held by any Investor, (ii) securities issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above (including, without limitation, any shares of Common Stock issued upon the conversion of any shares of preferred stock of the Company). As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company, any Subsidiary or any Executive.

          "Qualified Holder" means any holder of at least 10% of the Investor
           ----------------
Registrable Securities; provided that notwithstanding the foregoing, but subject
                        -------- ----
to the additional proviso set fort below, La Rue shall be a Qualified Holder for so long as he and his Permitted Transferees (as defined in the Shareholders Agreement) hold at least 50% of the Investor Registrable Securities held by La Rue on the date hereof; provided further that any Existing Shareholder shall
                        -------- ------- ----
cease to be a Qualified Holder in the event such holder, directly or indirectly, engages in any business which is competitive with that of the Company or any of its Subsidiaries.

          "Registrable Securities" means, collectively, the Investor Registrable
           ----------------------
Securities and the Executive Registrable Securities. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a Holder hereunder (it being understood, however, that any Registrable Securities which are not shares of Common Stock shall be converted or otherwise exchanged into shares of Common Stock immediately prior to the effectiveness of any registration statement pursuant to which such Common Stock is to be registered).

          "Safeguard" means Safeguard 98 Capital, L.P.
           ---------

          "Safeguard Holders" means the holders of a majority of the Safeguard
           -----------------
Registrable Securities.

          "Safeguard Registrable Securities" means (i) any Common Stock
           --------------------------------
originally held by Safeguard and (ii) any securities issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Safeguard Registrable Securities, such securities shall cease to be Safeguard Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold Securities Act (or any similar rule then in force) or repurchased by the Company, any Subsidiary or any Executive.

          "SCP" means SCP Private Equity Partners, L.P.
           ---

          "SCP Holders" means the holders of a majority of the SCP Registrable
           -----------
Securities.

          "SCP Registrable Securities" means (i) any Common Stock originally
           --------------------------
held by SCP and (ii) any securities issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular SCP Registrable Securities, such securities shall cease to be SCP Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company, any Subsidiary or any Executive.

          "Securities Act" means the Securities Act of 1934, as amended.
           --------------

          "Shareholders Agreement" means that certain Shareholders Agreement,
           ----------------------
dated as of the date hereof, by and among the Company, La Rue, Bay Alarm and the other parties signatory thereto, as the same may be amended and modified from time to time in accordance with its terms.

          "TL" means, collectively, TL Ventures III L.P., TL Ventures III
           --
Offshore L.P., TL Ventures III Interfund L.P. and EnerTech Capital Partners,
L.P.

          "TL Holders" means the holders of a majority of the TL Registrable
           ----------
Securities.

          "TL Registrable Securities" means (i) any Common Stock originally held
           -------------------------
by TL and (ii) any securities issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular TL Registrable Securities, such securities shall cease to be TL Registrable Securities when the have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company, any Subsidiary or any Executive.

          10.  Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements. The Company shall not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

          (b)  Remedies. Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights, specifically, to recover damages cause by reason of any breach of any provision of this Agreements and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (c)  Amendments and Waivers. Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of a 85% of the Investor Registrable Securities and, to the extent that any holder or holders of Executive Registrable Securities would be adversely affected by such amendment or waiver in a manner different from the holders of Investor Registrable Securities, the holders of a majority of such adversely affected Executive Registrable Securities and, to the extent that any holder or holders of Investor Registrable Securities would be adversely affected by such amendment or waiver in a manner different from the other holders of Investor Registrable Securities the holders of such adversely affected Investor Registrable Securities.

          (d)  Successors and Assigns. All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders are also for the benefit of, and enforceable by, any subsequent Holder except as expressly provided herein.

          (e)  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f)  Counterparts. This Agreement may be executed simultaneously in
               ------------
two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (g)  Descriptive Headings. The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (h)  Governing Law. All issues and questions concerning the
               -------------
construction. validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction)that would cause the application of the laws of any jurisdiction other than the State of California.

          (i)  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or sent to the recipient by facsimile (with an additional copy by U.S. mail). Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors attached hereto, to each Executive at the address
---------------------
indicated on the Schedule of Executive attached hereto, and to the Company at
                 ---------------------
the address indicated below:

     To the Company:
     --------------

     Pac-West Telecomm, Inc.
     4210 Coronado Avenue
     Stockton, CA 95204
     Attn: President

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date from written above.

                            PAC-WEST TELECOMM, INC.

                            By:     /s/ John K LaRue
                               -------------------------------------------

                            Name:   John K LaRue
                                 -----------------------------------------

                            Its:    President
                                ------------------------------------------


                            By:     /s/ Roger L. XXXX
                               -------------------------------------------

                            Name:   Roger L. XXXX
                                 -----------------------------------------

                            Its:    Secretary
                                ------------------------------------------


                            BAY ALUM COMPANY

                            By:     /s/ Bruce A. Westphal
                               -------------------------------------------

                            Name:   Bruce A. Westphal
                                 -----------------------------------------

                            Its:    XXXX
                                ------------------------------------------

                                    /s/ John K LaRue
                            ----------------------------------------------
                            JOHN K. LA RUE

                            WILLIAM BLAIR CAPITAL PARTNERS VI,
                            L.P.

                            By: William Blair Capital Partners VI, L.L.C., its General Partner

                            By:     /s/ XXXXX
                               -------------------------------------------

                            Name:  David G. Chandler
                                   Its Managing Director


                  [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                            SCP PRIVATE EQUITY PARTNERS, L.P.

                            By:  SCP Private Equity Management, L.P.,
                                 its General Partner


                            By:______________________________________
                            Name:____________________________________
                                    Its General Partner



                            SAFEGUARD 98 CAPITAL, L.P.

                            By: Safeguard Delaware, Inc.
                                its General Partner


                            By:     /s/ Jerry L. Johnson
                               --------------------------------------

                            Name:   Jerry L. Johnson
                                 ------------------------------------

                            Title:  Senior Vice President
                                  -----------------------------------


                            TL VENTURES III L.P.

                            By: TL Ventures III Management L.P.,
                                its General Partner

                            By: TL Ventures III LLC,
                                its General Partner



                            By:     /s/ XXXX
                               --------------------------------------

                            Name:   Mark J. DeNino
                                 ------------------------------------
                            Title: Managing Director


                  [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                            TL VENTURES III OFFSHORE L.P.

                            By: TL Ventures III Offshore Partners L.P.,
                                its General Partner

                            By: TL Ventures III Offshore Ltd.,
                                its General Partner


                            By:     /s/ XXXX
                               --------------------------------------------

                            Name:   Mark J. DeNino
                                 ------------------------------------------
                            Title: Managing Director


                            TL VENTURES III INTERFUND L.P.

                            By: TL Ventures III LLC,
                                its General Partner

                            By:     /s/ XXXX
                               --------------------------------------------

                            Name:   Mark J. DeNino
                                 ------------------------------------------
                            Title: Managing Director


                            ENERTECH CAPITAL PARTNERS, L.P.

                            By: EnerTech Management, L.P.
                                its General Partner

                            By: EnerTech Management Company, L.L.C.,
                                its General Partner

                            By:     /s/ XXXX
                               --------------------------------------------

                            Name:   Scott Ungerer
                                 ------------------------------------------
                            Title: Managing Director


                            SEGAL HOLDINGS, INC.


                            By:____________________________________________
                            Name:__________________________________________
                            Title:_________________________________________


                  [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                            TL VENTURES III OFFSHORE L.P.

                            By: TL Ventures III Offshore Partners L.P.,
                                its General Partner

                            By: TL Ventures III Offshore Ltd.,
                                its General Partner


                            By:____________________________________________

                            Name:__________________________________________
                            Title:


                            TL VENTURES III INTERFUND L.P.

                            By: TL Ventures III LLC,
                                its General Partner

                            By:____________________________________________
                            Name:__________________________________________
                            Title: Managing Director


                            ENERTECH CAPITAL PARTNERS, L.P.

                            By: EnerTech Management, L.P.
                                its General Partner

                            By: EnerTech Management Company, L.L.C.,
                                its General Partner

                            By:____________________________________________
                            Name:__________________________________________
                            Title: Managing Director


                            SEGAL HOLDINGS, INC.


                            By:     /s/ XXXX
                               --------------------------------------------
                            Name:   Robert B. Segal
                                 ------------------------------------------
                            Title:  President
                                  -----------------------------------------


                  [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                            BANKAMERICA INVESTMENT
                            CORPORATION

                            By:     /s/ M. Ann O'Brien
                               ---------------------------------------
                            Name:   M. Ann O'Brien
                                 -------------------------------------
                            Title:  Managing Director
                                  ------------------------------------


                            MIG PARTNERS VII

                            By:     /s/ M. Ann O'Brien
                               ---------------------------------------
                            Name:   M. Ann O'Brien
                                 -------------------------------------
                            Title:  General Partner
                                  ------------------------------------



                            __________________________________________
                                    WALLACE W. GRIFFIN

                            SKIBO FAMILY LIMITED PARTNERSHIP

                            By:_______________________________________
                            Name:_____________________________________
                            Title:____________________________________



                  [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                            BANKAMERICA INVESTMENT
                            CORPORATION

                            By:_______________________________________
                            Name:_____________________________________
                            Title:____________________________________


                            MIG PARTNERS VII

                            By:_______________________________________
                            Name:_____________________________________
                            Title:____________________________________



                                      /s/ Wallace W. Griffin
                            ------------------------------------------
                                      WALLACE W. GRIFFIN

                            SKIBO FAMILY LIMITED PARTNERSHIP

                            By:     /s/ XXXX
                               ---------------------------------------
                            Name:   Charles M. Skibo
                                 -------------------------------------
                            Title:  General Partner
                                  ------------------------------------


                  [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                            BANKAMERICA INVESTMENT
                            CORPORATION

                            By:_______________________________________
                            Name:_____________________________________
                            Title:____________________________________


                            MIG PARTNERS VII

                            By:_______________________________________
                            Name:_____________________________________
                            Title:____________________________________



                            __________________________________________
                                    WALLACE W. GRIFFIN

                            SKIBO FAMILY LIMITED PARTNERSHIP

                            By:     /s/ XXXX
                               ---------------------------------------
                            Name:   Charles M. Skibo
                                 -------------------------------------
                            Title:  General Partner
                                  ------------------------------------


                  [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                             SCHEDULE OF INVESTORS

SCP Private Equity Partners, L.P.
800 The Safeguard Bldg.
435 Devon Park Drive
Wayne, PA 19087

Safeguard 98 Capital, L.P.
c/o Safeguard Scientifics, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087

TL Ventures III L.P.
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention: Chief Financial Officer
Telephone: (610) 971-1515
Telecopier: (610) 975-9330

TL Ventures III Offshore L.P.
c/o Trident Trust Company (Cayman) Limited
P.O. Box 847
One Capital Place, Fourth Floor
Grand Cayman, Cayman Islands

with a copy to:

TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention: Chief Financial Officer
Telephone: (610) 971-1515
Telecopier: (610) 975-9330

TL Ventures III Interfund L.P.
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention: Chief Financial Officer
Telephone: (610) 971-1515
Telecopier: (610) 975-9330

EnerTech Capital Partners
435 Devon Park Drive, Suite 410
Wayne, PA 19087

William Blair Capital Partners VI, L.P.
227 West Monroe Street
Chicago, IL 60606

Segal Holdings, Inc.
c/o Segal & Co. Inc.
1350 Avenue of the Americas, Suite 1802
New York, NY 10019

BankAmerica Investment Corporation
c\o Bank of America Mezzanine Investments Group
231 South LaSalle Street, 12th Floor
Chicago, IL 60697

MIG Partners VII
c\o Bank of America Mezzanine Investments Group
231 South LaSalle Street, 12th Floor
Chicago, IL 60697

Skibo Family Limited Partnership
9045 Holly Leaf Lane
Bethesda, PA 20817

                            SCHEDULE OF EXECUTIVES

Wallace W. Griffin
6669 Embarcadero Drive, #16
Stockton, CA 95219